EXHIBIT 99

                                  $270,088,000
                                  (Approximate)
          Wells Fargo Home Equity Asset-Backed Securities 2005-3 Trust
               Wells Fargo Asset Securities Corporation, Depositor
                        Goldman, Sachs & Co., Underwriter
              Home Equity Asset-Backed Certificates, Series 2005-3


Overview of the Offered Certificates
------------------------------------

                  Approximate                    Expected           Initial         Estimated                          S&P /Moody's
                   Principal     Certificate      Credit       Pass-Through Rate    Avg. Life    Principal Payment       Expected
Certificates       Balance(1)       Type         Support (2)          (3)           (yrs) (4)      Window (4) (5)        Ratings
-----------------------------------------------------------------------------------------------------------------------------------
     M-1          $60,426,000       Sub           16.10%         LIBOR + [ ]%          4.94        04/09 - 01/13         AAA /Aa1
     M-2          $54,934,000       Sub           13.10%         LIBOR + [ ]%          4.91        03/09 - 01/13          AA+/Aa2
     M-3          $36,622,000       Sub           11.10%         LIBOR + [ ]%          4.89        02/09 - 01/13          AA+/Aa3
     M-4          $26,551,000       Sub            9.65%         LIBOR + [ ]%          4.88        02/09 - 01/13           AA/A1
     M-5          $26,551,000       Sub            8.20%         LIBOR + [ ]%          4.87        01/09 - 01/13          AA /A2
     M-6          $23,804,000       Sub            6.90%         LIBOR + [ ]%          4.86        01/09 - 01/13          AA-/A3
     M-7          $23,805,000       Sub            5.60%         LIBOR + [ ]%          4.86        01/09 - 01/13          A+/Baa1
     M-8          $17,395,000       Sub            4.65%         LIBOR + [ ]%          4.85        12/08 - 01/13          A/Baa2
    Total        $270,088,000


Overview of the Non-offered LIBOR Certificates
-----------------------------------------------------------------------------------------------------------------------------------
      A        $1,475,875,000        Sr           19.40%         LIBOR + [ ]%           N/A             N/A                 N/A
     M-9          $13,734,000       Sub            3.90%         LIBOR + [ ]%           N/A             N/A                 N/A
    M-10          $13,733,000       Sub            3.15%         LIBOR + [ ]%           N/A             N/A                 N/A
    M-11          $16,480,000       Sub            2.25%         LIBOR + [ ]%           N/A             N/A                 N/A


(1) The initial aggregate principal balance of the LIBOR Certificates will be subject to an upward or downward variance of no more than approximately 10%. The principal balances of the LIBOR Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.

(2) On the closing date, the expected overcollateralization will be an amount equal to approximately 2.25% of the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.

(3) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the LIBOR Certificates.

(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.

(5) The final scheduled distribution date for the certificates is the Distribution Date in November 2035.

Selected Mortgage Pool Data (1)
-------------------------------
                                                                   Aggregate
                                                                   ---------
Scheduled Principal Balance:                                 $    1,831,110,510
Number of Mortgage Loans:                                                10,316
Average Scheduled Principal Balance:                         $          177,502
Weighted Average Gross Coupon:                                           6.947%
Weighted Average Net Coupon(2):                                          6.447%
Weighted Average FICO Score:                                                624
Weighted Average Original LTV Ratio:                                     78.94%
Weighted Average Stated Remaining Term (months):                            353
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll:                                             22
Weighted Average Gross Margin:                                            4.23%
Weighted Average Initial Rate Cap:                                        3.00%
Weighted Average Periodic Rate Cap:                                       1.00%
Weighted Average Gross Maximum Lifetime Rate:                            12.94%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime, adjustable and fixed rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Wells Fargo Bank, N.A. ("Wells Fargo").

o The Mortgage Loans will be serviced by the Wells Fargo Home Mortgage division of Wells Fargo Bank, N.A.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 2.25% (subject to stepdown as described herein), excess spread and mortgage insurance.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSWFHET20053 and on Bloomberg as WFHET 2005-3.

o This transaction will contain a one-month LIBOR yield maintenance agreement (the "Yield Maintenance Agreement") available to pay Cap Carryover Amounts on the Class M Certificates in the manner described herein. The Yield Maintenance Agreement will have an initial notional amount of approximately $314,035,000, a term of 33 months beginning on the first Distribution Date, and the trust fund will receive a payment under the Yield Maintenance Agreement with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower strike rate with respect to such Distribution Date. The Yield Maintenance Agreement will have an upper strike rate of 10% (See Appendix A for Yield Maintenance Agreement details).

o The Offered Certificates and the Class A Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              November 29, 2005

Cut-Off Date:                       November 1, 2005

Expected Pricing Date:              On or before November 18, 2005

First Distribution Date:            December 27, 2005

Key Terms
---------

Offered Certificates:               Class M Certificates other than the Class
                                    M-9 Certificates, Class M-10 Certificates and Class M-11

Non-Offered Certificates:           Certificates Class A Certificates, Class M-9
                                    Certificates, Class M-10 Certificates, Class
                                    M-11 Certificates, Class CE Certificates,
                                    Class P Certificates and Class R
                                    Certificates

LIBOR Certificates:                 Class A and Class M Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class M-7, Class M-8
                                    Certificates, Class M-9, Class M-10 and
                                    Class M-11 Certificates

Class R Certificates:               Class R-1 and Class R-2 Certificates

Subordinated Certificates:          Class M and Class CE Certificates

Depositor:                          Wells Fargo Asset Securities Corporation

Underwriter:                        Goldman, Sachs & Co.

Servicer:                           Wells Fargo Bank, N.A.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Securities Administrator:           Wells Fargo Bank, N.A.

Trustee:                            HSBC Bank (USA), National Association

Custodian:                          Wells Fargo Bank, N.A.

Cap Provider:                       TBD

Yield Maintenance Agreement:        This transaction will have a one-month LIBOR
                                    yield maintenance agreement available to pay
                                    Cap Carryover Amounts on the Class M
                                    Certificates. The Yield Maintenance
                                    Agreement will have an initial notional
                                    amount of $314,035,000, for a term of 33 months beginning on the first Distribution
                                    Date.

Servicing Fee Rate:                 50 bps

Distribution Date:                  25th day of the month or the next Business
                                    Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the Interest Accrual Period.

Delay Days:                         0 day delay on all the Offered Certificates

Day Count:                          Actual/360 basis

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Collection Period:                  The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which the Distribution Date occurs.

Interest Accrual Period:            For the LIBOR Certificates, from and
                                    including the prior Distribution Date or for the first Distribution Date, from the Closing Date, through and including the day prior to the current Distribution Date.

Pricing Prepayment Assumption:      Adjustable rate mortgage loans: CPR starting
                                    at 5% CPR in the first month of the life of the mortgage loan and increasing to 28% CPR in the twelfth month (an approximate 2.091%
                                    increase per month), and remaining at 28%
                                    CPR thereafter.

                                    Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the life of the mortgage loan and increasing to 24% CPR in the twelfth month (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Excess Spread:                      The interest payable on the mortgage loans
                                    due to the initial weighted average net
                                    mortgage interest rate of the mortgage pool will be greater than the interest payments required on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-Off Date:

                                    Initial Gross WAC of the Mortgage Loans (1):                     6.9467%
                                      Less Servicing Fee                                             0.5000%
                                                                                                     -------
                                    Net WAC (1):                                                     6.4467%
                                      Less Initial Principal Certificate Coupon (Approx.)(1)(2):     4.4399%
                                                                                                     -------
                                    Initial Excess Spread (1):                                       2.0068%

                                       (1)   This amount will vary on each
                                             distribution date based on changes
                                             to the weighted average interest
                                             rate on the Mortgage Loans as well
                                             as any changes in day count.

                                       (2)   Assumes 1-month LIBOR equal to
                                             4.173% and a 30-day month. This
                                             amount will vary on each
                                             distribution date based on changes
                                             to the weighted average
                                             Pass-Through Rates on the LIBOR
                                             Certificates as well as any changes
                                             in day count.

Servicer Advancing:                 The Servicer will advance delinquent
                                    payments of scheduled principal and interest
                                    (other than balloon payments), subject to recoverability.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:              The Servicer will be obligated, on or before
                                    each Distribution Date, to pay to the
                                    Securities Administrator for the benefit of Certificateholders an amount (such amount,
                                    "Compensating Interest") equal to the lesser of (i) the aggregate prepayment interest shortfall attributable to prepayments in full with respect to such Distribution Date and (ii) the Servicing Fee for such Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc.

Minimum Denomination:               $100,000 with regard to each of the Offered
                                    Certificates.

Legal Investment:                   It is anticipated that the Class M-1, Class
                                    M-2, Class M-3, Class M-4, Class M-5 and
                                    Class M-6 Certificates will initially be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.

Tax Treatment:                      All LIBOR Certificates represent REMIC
                                    regular interests subject to certain rights and obligations to receive amounts in respect of the Cap Carryover Amounts; the Securities Administrator will treat the rights and obligations to receive amounts in respect of the Cap Carryover Amounts as rights under a notional principal contract.
                                    The Class R-1 and Class R-2 Certificates each represent the residual interest in a REMIC.

Prospectus:                         The Offered Certificates and the Class A
                                    Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                                    Complete information with respect to the Offered Certificates and the Class A
                                    Certificates and the collateral in which they evidence a beneficial ownership interest will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the heading "Principal Distributions". Prior to the Step-Down Date or when a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the Net WAC Cap. The interest paid to each class will be reduced by Current Interest Shortfalls allocated to such class to the extent not otherwise covered by the monthly excess interest amount. Any reductions in interest payments due to the Pass-Through-Rate attributable to the Net WAC Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Monthly Excess Interest Amount, (2) 2.25% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the Targeted Overcollateralization Amount will equal 4.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Collection Period, subject to a floor equal to 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Targeted Overcollateralization Amount. As of any Distribution Date (x) prior to the Stepdown Date, approximately 2.25% of the aggregate principal balance as of the Cut-Off Date and (y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred for such Distribution Date, the greater of (a) approximately 4.50% of the aggregate principal balance of the mortgage loans as of the last day of the related Collection Period and (b) 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date and (ii) if a Trigger Event has occurred for such Distribution Date, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

Mortgage Insurance. As of the Cut-Off Date, approximately 81.57% of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Senior Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate principal balance of the Class M Certificates (including any overcollateralization and prior to taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Collection Period.

Step-Down Date. The earlier of (A) the Distribution Date following the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x)   the Distribution Date occurring in December 2008; and
(y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 38.80%.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class         Initial Subordination Percentage         Step-Down Date Percentage
-----         --------------------------------         -------------------------
  A                       19.40%                                 38.80%
 M-1                      16.10%                                 32.20%
 M-2                      13.10%                                 26.20%
 M-3                      11.10%                                 22.20%
 M-4                       9.65%                                 19.30%
 M-5                       8.20%                                 16.40%
 M-6                       6.90%                                 13.80%
 M-7                       5.60%                                 11.20%
 M-8                       4.65%                                  9.30%
 M-9                       3.90%                                  7.80%
M-10                       3.15%                                  6.30%
M-11                       2.25%                                  4.50%

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) the three-month rolling average of 60+ Day Delinquent Loans (as a percentage of the aggregate principal balance of the mortgage loans as of the last day of the related Collection Period) equals or exceeds [41]% of the Senior Enhancement Percentage or (ii) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Collection Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

      Distribution Date                Cumulative Realized Loss Percentage:
      -----------------                ------------------------------------
                                [1.05]% for the first month, plus an additional
December 2007 - November 2008     1/12th of [1.25]% for each month thereafter

                                [2.30]% for the first month, plus an additional
December 2008 - November 2009     1/12th of [0.30]% for each month thereafter

                                [2.60]% for the first month, plus an additional
December 2009 - November 2010     1/12th of [2.00]% for each month thereafter

                                [4.60]% for the first month, plus an additional
December 2010 - November 2011     1/12th of [0.15]% for each month thereafter

December 2011 and thereafter                         [4.75]%

60+ Day Delinquent Loan. A 60+ Day Delinquent Loan is any Mortgage Loan (including each Mortgage Loan in foreclosure and each Mortgage Loan for which the related mortgagor has filed for bankruptcy after the Closing Date) with respect to which any portion of a monthly payment is, as of the last day of the prior Collection Period, two months or more past due and each Mortgage Loan relating to REO property.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M Certificates will increase to 1.5 times the margin at issuance.

Class A Pass-Through Rate. The Class A Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-10 Pass-Through Rate. The Class M-10 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-11 Pass-Through Rate. The Class M-11 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Net WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average mortgage interest rate of the Mortgage Loans in effect on the beginning of the related Collection Period less the Servicing Fee Rate (calculated on an actual/360 day basis with respect to the LIBOR Certificates).

Cap Carryover Amount. As to any Distribution Date, the Cap Carryover Amount for each of the LIBOR Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the Net WAC Cap) over interest due on such class of certificates at a rate equal to the Net WAC Cap, (ii) any Cap Carryover Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the Net WAC Cap). In the event any Class A or Class M Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Cap Carryover Amounts for that class of certificates.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related principal balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of the excess of the Current Interest Shortfall for such Distribution Date, if any, over the Monthly Excess Interest Amount for such Distribution Date.

Current Interest Shortfall. Any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes, prepayment interest shortfalls resulting from prepayments in full, to the extent not covered by Compensating Interest and any prepayment interest shortfalls resulting from partial principal prepayments.

Interest Remittance Amount. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee Rate.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(a) to the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount from prior Distribution Dates;

(b) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest for such Distribution Date; and

(c) from any remaining Interest Remittance Amount (such amount, the "Monthly Excess Interest Amount"), as a component of Monthly Excess Cashflow Amount.

Principal Distributions. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) first, concurrently, to the Class R-1 and Class R-2 Certificates and then to the Class A Certificates, the Principal Distribution Amount, until the principal balance thereof has been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distribution described above in paragraph (a) will be distributed to the Class M Certificates, sequentially, in ascending numerical order, until the principal balances thereof have been reduced to zero; and

(c) from any remaining Principal Distribution Amount, as a component of Monthly Excess Cash Flow Amount.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until their principal balance has been reduced to zero;


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(b) the portion of the available Principal Distribution Amount remaining after making the distribution described above in paragraph (a) will be distributed sequentially, in ascending numerical order, to each Class M Certificate, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for such class, until the principal balance of such class has been reduced to zero.

Allocation of Monthly Excess Cashflow Amount. For any Distribution Date, any Monthly Excess Cashflow Amounts and Yield Maintenance Agreement payments shall be paid as follows:

      (a) (i) from the Yield Maintenance Agreement payments, concurrently and pro rata (based on their respective principal balance immediately prior to such distribution date), to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in each case, up to their respective Cap Carryover Amounts (provided that, if for any distribution date, after the allocation of the unpaid Cap Carryover Amounts to the Class M Certificates, the unpaid Cap Carryover Amount for any of the Class M Certificates is reduced to zero, any amount of Yield Maintenance Agreement payments that would have been allocated to that Class M Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Cap Carryover Amounts, to the other Class M Certificates to the extent the other Class M Certificates have any remaining unpaid Cap Carryover Amounts), and (ii) from any remaining Yield Maintenance Agreement payments, after the distributions to the certificates in this paragraph, such remaining amount is required to be distributed as set forth in the pooling and servicing agreement;

      (b) from any Monthly Excess Cashflow Amounts in the following order of priority:

            (i) concurrently to the Class A Certificates, first their remaining unpaid Accrued Certificate Interest and then their interest carryforward amount;

            (ii) sequentially, in ascending numerical order, to the Class M Certificates, first their remaining unpaid Accrued Certificate Interest, and then their interest carryforward amount;

            (iii) to the Class A Certificates, any Cap Carryover Amount for the
                  Class A Certificates;

            (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, any Cap Carryover Amounts for such classes remaining after the distributions pursuant to clause (a) above; and

      (c)   to the holders of the Class CE certificates, any remaining amounts.

Monthly Excess Cashflow Amount. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (a) to the excess cash flow, (b) in reduction of the overcollateralization amount, and (c) sequentially, to the Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinated Certificate (other than the Class CE Certificates) on any Distribution Date will be made by reducing its principal balance, after taking into account all distributions made on such Distribution Date and any increase in principal balance due to a subsequent recovery.

Once realized losses are allocated sequentially to the Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the principal balance of the Class A Certificates.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount. On any Distribution Date, (1) the sum of (a) the Principal Remittance Amount and (b) the Extra Principal Distribution Amount, if any, minus (2) the Overcollateralization Release Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum, less certain reimbursement and indemnification amounts, of:

      a) all scheduled payments of principal due during the related Collection Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      b) the principal portion of all partial and full prepayments received during the related prepayment period,

      c) the principal portion of all net liquidation proceeds, net condemnation proceeds, net insurance proceeds and subsequent recoveries received during the month prior to the month during which such Distribution Date occurs,

      d) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the related prepayment period,

      e) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan during the related prepayment period, and

      f) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(a) the Monthly Excess Interest Amount, after reduction for any Current Interest Shortfall and (b) the Overcollateralization Deficiency Amount for such Distribution Date.

Overcollateralization Deficiency Amount: For any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the actual overcollateralization amount, after giving effect to distributions of the Principal Distribution Amount (other than the Extra Principal Distribution Amount component) on such Distribution Date.

Overcollateralization Release Amount. For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date over (ii) the Targeted Overcollateralization Amount of such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the principal balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 61.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 67.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 73.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 77.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 80.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 83.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), and (G) the principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 86.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the principal balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 88.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the principal balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 90.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the principal balance of the Class M-8 Certificates (after taking into account any payment of the Class M-8 Principal Distribution Amount on such Distribution Date), and (J) the principal balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-10 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the principal balance of the Class M-8 Certificates (after taking into account any payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the principal balance of the Class M-9 Certificates (after taking into account any payment of the Class M-9 Principal Distribution Amount on such Distribution Date), and (K) the principal balance of the Class M-10 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-11 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the principal balance of the Class M-8 Certificates (after taking into account any payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the principal balance of the Class M-9 Certificates (after taking into account any payment of the Class M-9 Principal Distribution Amount on such Distribution Date), ), (K) the principal balance of the Class M-10 Certificates (after taking into account any payment of the Class M-10 Principal Distribution Amount on such Distribution Date), and (L) the principal balance of the Class M-11 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 95.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type (1)(2)
--------------------------------------------------------


   Product         No Penalty      1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months        Total
---------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
15 YR FIXED      $    6,105,285  $            0  $      380,376  $   12,535,291  $            0  $            0  $   19,020,951
2 YR ARM         $  341,966,181  $       97,119  $  885,161,614  $            0  $            0  $            0  $1,227,224,914
2 YR ARM IO      $  108,175,368  $            0  $  281,353,593  $            0  $            0  $            0  $  389,528,962
3 YR ARM         $    6,222,503  $            0  $    1,576,095  $   24,230,892  $            0  $            0  $   32,029,491
3 YR ARM IO      $    3,298,743  $            0  $    3,011,172  $   14,841,186  $            0  $            0  $   21,151,101
30 YR FIXED      $   24,255,033  $            0  $    1,762,068  $   85,045,340  $            0  $            0  $  111,062,442
30 YR FIXED IO   $      320,218  $            0  $      154,651  $    5,021,558  $            0  $            0  $    5,496,427
FIXED 15/30 BLN  $    1,383,918  $            0  $      259,182  $   23,953,123  $            0  $            0  $   25,596,223
---------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
Total(3):        $  491,727,251  $       97,119  $1,173,658,750  $  165,627,390  $            0  $            0  $1,831,110,510


   Product         No Penalty      1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
---------------  --------------  --------------  --------------  --------------  --------------  --------------
15 YR FIXED                0.33%           0.00%          0.02%            0.68%           0.00%           0.00%
2 YR ARM                  18.68%           0.01%         48.34%            0.00%           0.00%           0.00%
2 YR ARM IO                5.91%           0.00%         15.37%            0.00%           0.00%           0.00%
3 YR ARM                   0.34%           0.00%          0.09%            1.32%           0.00%           0.00%
3 YR ARM IO                0.18%           0.00%          0.16%            0.81%           0.00%           0.00%
30 YR FIXED                1.32%           0.00%          0.10%            4.64%           0.00%           0.00%
30 YR FIXED IO             0.02%           0.00%          0.01%            0.27%           0.00%           0.00%
FIXED 15/30 BLN            0.08%           0.00%          0.01%            1.31%           0.00%           0.00%
---------------  --------------  --------------  --------------  --------------  --------------  --------------
Total(3):                 26.85%           0.01%          64.10%           9.05%           0.00%           0.00%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-Off Date unless otherwise noted.

(2) None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.

(3)   Columns may not add up due to rounding.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

      o The Pricing Prepayment Assumption (as defined on page 3 above) is applied.

      o     1-month and 6-month Forward LIBOR curves (as of close on November 9,
            2005) are used.

      o     40% loss severity, 100% advancing of principal and interest.

      o     There is a 6-month lag in recoveries.

      o Priced to call with collateral losses calculated through the life of the applicable bond.

      o     All the Offered Certificates are priced at par.

      o All payments are assumed to be made on the 25th of the month regardless of business days.

      o     Triggers Failing


                                         First Dollar of Loss            LIBOR Flat                  0% Return
----------------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                        26.67                      26.78                      28.21
            Yield (%)                                     5.3388                     4.9071                     0.0297
            WAL (years)                                     3.99                       3.99                       3.78
            Modified Duration (years)                       3.56                       3.57                       3.49
            Principal Window                       Nov09 - Nov09              Nov09 - Nov09              Sep09 - Sep09
            Principal Writedown               $69,889.27 (0.12%)      $1,210,521.59 (2.00%)    $12,234,104.55 (20.25%)
            Total Collat Loss           $340,284,045.03 (18.58%)   $341,327,476.17 (18.64%)   $350,170,167.87 (19.12%)
----------------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                        21.07                      21.17                      22.25
            Yield (%)                                     5.3770                     4.9355                     0.0301
            WAL (years)                                     4.41                       4.41                       4.25
            Modified Duration (years)                       3.89                       3.89                       3.88
            Principal Window                       Apr10 - Apr10              Apr10 - Apr10              Mar10 - Mar10
            Principal Writedown               $61,504.36 (0.11%)      $1,245,113.79 (2.27%)    $12,580,777.06 (22.90%)
            Total Collat Loss           $293,172,574.21 (16.01%)   $294,249,659.13 (16.07%)   $303,998,314.50 (16.60%)
----------------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                        17.77                      17.84                      18.55
            Yield (%)                                     5.3941                     4.9278                     0.0352
            WAL (years)                                     4.74                       4.74                       4.58
            Modified Duration (years)                       4.14                       4.15                       4.14
            Principal Window                       Aug10 - Aug10              Aug10 - Aug10              Jul10 - Jul10
            Principal Writedown               $92,739.26 (0.25%)        $996,262.28 (2.72%)     $9,102,422.36 (24.86%)
            Total Collat Loss           $262,145,220.96 (14.32%)   $262,965,621.86 (14.36%)   $269,795,960.80 (14.73%)
----------------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                        15.64                      15.71                      16.16
            Yield (%)                                     5.5589                     4.9042                     0.0754
            WAL (years)                                     4.91                       4.90                       4.83
            Modified Duration (years)                       4.25                       4.26                       4.31
            Principal Window                       Oct10 - Oct10              Oct10 - Oct10              Oct10 - Oct10
            Principal Writedown               $15,058.16 (0.06%)        $970,737.74 (3.66%)     $7,077,531.25 (26.66%)
            Total Collat Loss           $239,027,034.82 (13.05%)   $239,895,791.86 (13.10%)   $245,443,053.01 (13.40%)
----------------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                        13.61                      13.68                      14.17
            Yield (%)                                     5.6153                     4.9594                     0.0047
            WAL (years)                                     5.16                       5.15                       4.97
            Modified Duration (years)                       4.43                       4.44                       4.43
            Principal Window                       Jan11 - Jan11              Jan11 - Jan11              Dec10 - Dec10
            Principal Writedown               $19,139.70 (0.07%)      $1,032,463.84 (3.89%)     $7,437,478.62 (28.01%)
            Total Collat Loss           $216,445,965.52 (11.82%)   $217,367,506.91 (11.87%)   $222,696,116.91 (12.16%)
----------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                         First Dollar of Loss            LIBOR Flat                  0% Return
----------------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                        11.94                      12.01                      12.40
            Yield (%)                                     5.6266                     4.8852                     0.0227
            WAL (years)                                     5.32                       5.32                       5.18
            Modified Duration (years)                       4.55                       4.56                       4.60
            Principal Window                       Mar11 - Mar11              Mar11 - Mar11              Mar11 - Mar11
            Principal Writedown               $67,644.97 (0.28%)      $1,126,061.31 (4.73%)     $6,995,895.10 (29.39%)
            Total Collat Loss           $195,840,351.81 (10.70%)   $196,808,943.34 (10.75%)   $202,171,068.14 (11.04%)
----------------------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                        10.33                      10.46                      10.83
            Yield (%)                                     6.0798                     4.9269                     0.1145
            WAL (years)                                     5.57                       5.48                       5.28
            Modified Duration (years)                       4.66                       4.61                       4.65
            Principal Window                       Jun11 - Jun11              May11 - May11              May11 - May11
            Principal Writedown              $141,373.17 (0.59%)      $1,826,632.41 (7.67%)     $7,641,517.58 (32.10%)
            Total Collat Loss            $175,475,823.75 (9.58%)    $176,581,691.90 (9.64%)    $181,920,469.56 (9.93%)
----------------------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                         9.23                       9.32                       9.58
            Yield (%)                                     6.1964                     4.8728                     0.2034
            WAL (years)                                     5.66                       5.64                       5.44
            Modified Duration (years)                       4.70                       4.71                       4.74
            Principal Window                       Jul11 - Jul11              Jul11 - Jul11              Jul11 - Jul11
            Principal Writedown              $150,598.66 (0.87%)      $1,611,349.54 (9.26%)     $5,826,559.90 (33.50%)
            Total Collat Loss            $159,880,368.02 (8.73%)    $161,237,882.88 (8.81%)    $165,139,654.50 (9.02%)
----------------------------------------------------------------------------------------------------------------------



The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month and six-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                                      Effective                                                           Effective
Distribution                          Available       Available     Distribution                          Available       Available
  Period           Distribution         Funds           Funds          Period           Distribution        Funds           Funds
 (months)              Date            Cap (%)         Cap (%)        (months)              Date           Cap (%)         Cap (%)
 --------              ----            -------         -------        --------              ----           -------         -------
    1               25-Dec-05           7.44            10.00            47              25-Oct-09          11.81           11.81
    2               25-Jan-06           6.24            10.00            48              25-Nov-09          11.43           11.43
    3               25-Feb-06           6.24            10.00            49              25-Dec-09          11.80           11.80
    4               25-Mar-06           6.91            10.00            50              25-Jan-10          11.42           11.42
    5               25-Apr-06           6.24            10.00            51              25-Feb-10          11.42           11.42
    6               25-May-06           6.45            10.00            52              25-Mar-10          12.67           12.67
    7               25-Jun-06           6.24            10.00            53              25-Apr-10          11.44           11.44
    8               25-Jul-06           6.45            10.00            54              25-May-10          11.82           11.82
    9               25-Aug-06           6.24            10.00            55              25-Jun-10          11.44           11.44
   10               25-Sep-06           6.24            10.00            56              25-Jul-10          11.82           11.82
   11               25-Oct-06           6.45            10.00            57              25-Aug-10          11.44           11.44
   12               25-Nov-06           6.24            10.00            58              25-Sep-10          11.43           11.43
   13               25-Dec-06           6.45            10.00            59              25-Oct-10          11.81           11.81
   14               25-Jan-07           6.24            10.00            60              25-Nov-10          11.43           11.43
   15               25-Feb-07           6.24            10.00            61              25-Dec-10          11.81           11.81
   16               25-Mar-07           6.91            10.00            62              25-Jan-11          11.43           11.43
   17               25-Apr-07           6.24            10.00            63              25-Feb-11          11.43           11.43
   18               25-May-07           6.45            10.00            64              25-Mar-11          12.65           12.65
   19               25-Jun-07           6.24            10.00            65              25-Apr-11          11.42           11.42
   20               25-Jul-07           6.45            10.00            66              25-May-11          11.80           11.80
   21               25-Aug-07           6.24            10.00            67              25-Jun-11          11.42           11.42
   22               25-Sep-07           8.59            10.00            68              25-Jul-11          11.80           11.80
   23               25-Oct-07           9.08            10.00            69              25-Aug-11          11.42           11.42
   24               25-Nov-07           8.78            10.00            70              25-Sep-11          11.41           11.41
   25               25-Dec-07           9.07            10.00            71              25-Oct-11          11.79           11.79
   26               25-Jan-08           8.78            10.00            72              25-Nov-11          11.41           11.41
   27               25-Feb-08           8.78            10.00            73              25-Dec-11          11.79           11.79
   28               25-Mar-08          10.22            10.22            74              25-Jan-12          11.41           11.41
   29               25-Apr-08           9.63            10.00            75              25-Feb-12          11.40           11.40
   30               25-May-08           9.94            10.00            76              25-Mar-12          12.19           12.19
   31               25-Jun-08           9.62            10.00            77              25-Apr-12          11.40           11.40
   32               25-Jul-08           9.94            10.00            78              25-May-12          11.78           11.78
   33               25-Aug-08           9.62            10.00            79              25-Jun-12          11.40           11.40
   34               25-Sep-08          10.47            10.47            80              25-Jul-12          11.78           11.78
   35               25-Oct-08          10.90            10.90            81              25-Aug-12          11.39           11.39
   36               25-Nov-08          10.55            10.55            82              25-Sep-12          11.39           11.39
   37               25-Dec-08          10.90            10.90            83              25-Oct-12          11.77           11.77
   38               25-Jan-09          10.54            10.54            84              25-Nov-12          11.39           11.39
   39               25-Feb-09          10.54            10.54            85              25-Dec-12          11.77           11.77
   40               25-Mar-09          12.56            12.56            86              25-Jan-13          11.39           11.39
   41               25-Apr-09          11.41            11.41            87              25-Feb-13          11.38           11.38
   42               25-May-09          11.79            11.79            88              25-Mar-13          12.60           12.60
   43               25-Jun-09          11.41            11.41            89              25-Apr-13          11.38           11.38
   44               25-Jul-09          11.78            11.78            90              25-May-13          11.76           11.76
   45               25-Aug-09          11.40            11.40            91              25-Jun-13          11.38           11.38
   46               25-Sep-09          11.43            11.43            92              25-Jul-13          11.75           11.75


(1) Includes Yield Management Agreement payments on all LIBOR Certificates, with the exception of the Class A Certificates.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Effective
Distribution                          Available       Available
  Period           Distribution         Funds           Funds
 (months)              Date            Cap (%)         Cap (%)
 --------              ----            -------         -------
   93               25-Aug-13           11.37           11.37
   94               25-Sep-13           11.37           11.37
   95               25-Oct-13           11.75           11.75
   96               25-Nov-13           11.37           11.37
   97               25-Dec-13           11.75           11.75
   98               25-Jan-14           11.36           11.36
   99               25-Feb-14           11.36           11.36
   100              25-Mar-14           12.58           12.58
   101              25-Apr-14           11.36           11.36
   102              25-May-14           11.74           11.74
   103              25-Jun-14           11.36           11.36
   104              25-Jul-14           11.73           11.73
   105              25-Aug-14           11.35           11.35
   106              25-Sep-14           11.35           11.35
   107              25-Oct-14           11.73           11.73
   108              25-Nov-14           11.35           11.35
   109              25-Dec-14           11.72           11.72
   110              25-Jan-15           11.34           11.34
   111              25-Feb-15           11.34           11.34
   112              25-Mar-15           12.56           12.56
   113              25-Apr-15           11.34           11.34
   114              25-May-15           11.72           11.72
   115              25-Jun-15           11.34           11.34
   116              25-Jul-15           11.71           11.71
   117              25-Aug-15           11.33           11.33
   118              25-Sep-15           11.33           11.33
   119              25-Oct-15           11.71           11.71
   120              25-Nov-15           11.33           11.33


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR Yield Maintenance Agreement (the "Yield Maintenance Agreement") available to pay Cap Carryover Amounts on the Class M Certificates, in the manner described herein. The Yield Maintenance Agreement will have an initial notional amount of approximately $314,035,000, a term of 33 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper strike rate of 10%. The Yield Maintenance Agreement notional amount will be the lesser of (i) the notional amount as detailed in the amortization schedule table below and (ii) the aggregate principal balance of the Class M Certificates, for such Distribution Date.

The Yield Maintenance Agreement Notional Amount Amortization Schedule


                                                                                                Interest Rate Corridor
 Distribution Period (months)        Distribution Date               Strike Rate (%)             Notional Amount ($)
 ----------------------------        -----------------               ---------------             -------------------
              1                          25-Dec-05                       7.4385                      314,035,000
              2                          25-Jan-06                       6.2387                      314,035,000
              3                          25-Feb-06                       6.2386                      314,035,000
              4                          25-Mar-06                       6.9069                      314,035,000
              5                          25-Apr-06                       6.2384                      314,035,000
              6                          25-May-06                       6.4463                      314,035,000
              7                          25-Jun-06                       6.2382                      314,035,000
              8                          25-Jul-06                       6.4461                      314,035,000
              9                          25-Aug-06                       6.2381                      314,035,000
              10                         25-Sep-06                       6.2380                      314,035,000
              11                         25-Oct-06                       6.4458                      314,035,000
              12                         25-Nov-06                       6.2378                      314,035,000
              13                         25-Dec-06                       6.4457                      314,035,000
              14                         25-Jan-07                       6.2377                      314,035,000
              15                         25-Feb-07                       6.2376                      314,035,000
              16                         25-Mar-07                       6.9058                      314,035,000
              17                         25-Apr-07                       6.2374                      314,035,000
              18                         25-May-07                       6.4453                      314,035,000
              19                         25-Jun-07                       6.2373                      314,035,000
              20                         25-Jul-07                       6.4451                      314,035,000
              21                         25-Aug-07                       6.2371                      314,035,000
              22                         25-Sep-07                       8.5904                      314,035,000
              23                         25-Oct-07                       9.0762                      314,035,000
              24                         25-Nov-07                       8.7825                      314,035,000
              25                         25-Dec-07                       9.0743                      314,035,000
              26                         25-Jan-08                       8.7807                      314,035,000
              27                         25-Feb-08                       8.7798                      314,035,000
              28                         25-Mar-08                         N/A                           N/A
              29                         25-Apr-08                       9.6251                      314,035,000
              30                         25-May-08                       9.9448                      314,035,000
              31                         25-Jun-08                       9.6228                      314,035,000
              32                         25-Jul-08                       9.9424                      314,035,000
              33                         25-Aug-08                       9.6211                      314,035,000
          34 & Above                     25-Sep-08                         N/A                           N/A



The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                                  $    1,831,110,510
Number of Mortgage Loans:                                                 10,316
Average Scheduled Principal Balance:                          $          177,502
Weighted Average Gross Coupon:                                            6.947%
Weighted Average Net Coupon: (2)                                          6.447%
Weighted Average Current FICO Score:                                         624
Weighted Average Original LTV Ratio:                                      78.94%
Weighted Average Stated Remaining Term (months):                             353
Weighted Average Seasoning(months):                                            3
Weighted Average Months to Roll:                                              22
Weighted Average Gross Margin:                                             4.23%
Weighted Average Initial Rate Cap:                                         3.00%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             12.94%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee.


                    Distribution by Current Principal Balance

                                                       Pct.       Weighted   Weighted                 Weighted
Current                                              Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
Principal             Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Balance                 Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             676      $25,907,506           1.41%     8.562%       599     $38,325          75.95%  100.00%    87.75%
$50,001 - $75,000         1,128       71,581,537           3.91      7.988        609      63,459          79.45   100.00     94.00
$75,001 - $100,000        1,212      106,717,673           5.83      7.676        611      88,051          78.51   100.00     96.99
$100,001 - $125,000       1,211      136,379,914           7.45      7.448        616     112,618          78.64   100.00     96.97
$125,001 - $150,000       1,063      145,747,476           7.96      7.454        614     137,110          79.73   100.00     97.55
$150,001 - $200,000       1,874      325,836,682          17.79      6.985        621     173,872          78.71   100.00     97.08
$200,001 - $250,000       1,045      233,699,772          12.76      6.868        623     223,636          78.60   100.00     97.41
$250,001 - $300,000         732      200,150,501          10.93      6.722        627     273,430          79.26   100.00     97.29
$300,001 - $350,000         446      144,488,199           7.89      6.705        628     323,965          79.42   100.00     98.46
$350,001 - $400,000         305      114,632,283           6.26      6.517        635     375,844          79.50   100.00     98.70
$400,001 & Above            624      325,968,968          17.80      6.329        641     522,386          78.84    99.63     97.91
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                          Distribution by Current Rate

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
                      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Current Rate            Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               109      $34,630,842           1.89%     4.776%       675    $317,714          74.54%  100.00%    99.40%
5.00 - 5.49%                231       65,203,744           3.56      5.274        670     282,267          74.95   100.00     97.88
5.50 - 5.99%              1,209      305,814,354          16.70      5.791        653     252,948          75.32   100.00     97.89
6.00 - 6.49%              1,123      252,239,395          13.78      6.256        640     224,612          76.54   100.00     97.34
6.50 - 6.99%              2,431      471,355,411          25.74      6.762        627     193,894          78.60    99.75     97.09
7.00 - 7.49%              1,078      176,639,756           9.65      7.247        618     163,859          80.41   100.00     95.78
7.50 - 7.99%              1,657      240,635,753          13.14      7.731        604     145,224          82.47   100.00     97.21
8.00 - 8.49%                582       78,801,507           4.30      8.245        594     135,398          83.76   100.00     95.92
8.50 - 8.99%                942      118,677,430           6.48      8.728        579     125,985          84.12   100.00     97.97
9.00% & Above               954       87,112,317           4.76      9.744        563      91,313          80.96   100.00     98.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
                      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Lien                    Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
                      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Original LTV            Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              837     $131,787,312           7.20%     6.758%       613    $157,452          49.34%  100.00%    95.64%
60.01 - 70.00%            1,007      191,862,922          10.48      6.706        608     190,529          66.55   100.00     90.88
70.01 - 80.00%            5,217      922,897,418          50.40      6.693        629     176,902          78.68    99.87     97.60
80.01 - 85.00%              950      177,917,147           9.72      7.282        616     187,281          84.37   100.00     97.48
85.01 - 90.00%            1,277      249,403,291          13.62      7.320        623     195,304          89.60   100.00    100.00
90.01 - 95.00%              504       79,803,946           4.36      7.736        638     158,341          94.78   100.00    100.00
95.01 - 100.00%             524       77,438,475           4.23      8.106        645     147,783          99.92   100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                          Distribution by Documentation

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
                      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Documentation           Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                     10,315   $1,829,912,951          99.93%     6.947%       624    $177,403          78.94%  100.00%    97.27%
No Doc                        1        1,197,559           0.07      6.950        688   1,197,559          75.00     0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
                      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Purpose                 Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance         5,046     $965,000,387          52.70%     6.928%       616    $191,241          75.75%  100.00%    97.06%
Purchase                  4,680      773,319,903          42.23      6.953        634     165,239          82.85    99.85     97.52
Rate/term Refinance         590       92,790,221           5.07      7.084        625     157,272          79.50   100.00     97.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
                      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Occupancy               Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            9,933   $1,781,221,515          97.28%     6.945%       624    $179,324          79.16%   99.93%   100.00%
Non Owner                   285       33,374,794           1.82      6.989        640     117,105          69.71   100.00      0.00
Second Home                  98       16,514,202           0.90      7.074        637     168,512          73.34   100.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
                      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Property Type           Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family             9,441   $1,667,580,534          91.07%     6.968%       623    $176,632          79.07%   99.93%    97.82%
Condo                       622      110,876,677           6.06      6.744        637     178,258          79.70   100.00     94.20
2 Family                    175       34,741,017           1.90      6.627        633     198,520          74.36   100.00     89.57
3-4 Family                   41        8,996,617           0.49      6.945        631     219,430          68.78   100.00     76.54
Condo Hi-rise                37        8,915,665           0.49      6.748        633     240,964          72.73   100.00     84.64
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                              Distribution by State

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
                      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
State                   Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                        1,326     $416,602,269          22.75%     6.308%       640    $314,180          74.72%   99.71%    96.98%
MD                          524      122,863,228           6.71      6.776        618     234,472          78.59   100.00     98.09
AZ                          554      106,974,061           5.84      7.020        622     193,094          78.72   100.00     96.24
FL                          496       89,289,026           4.88      7.027        617     180,018          78.17   100.00     93.74
VA                          410       87,667,557           4.79      6.910        616     213,823          79.65   100.00     98.06
IL                          506       67,577,324           3.69      7.535        615     133,552          82.80   100.00     98.42
NY                          296       64,202,818           3.51      6.878        618     216,901          75.98   100.00     97.96
MN                          370       61,516,277           3.36      6.963        624     166,260          80.88   100.00     99.14
WA                          321       57,434,504           3.14      6.549        637     178,924          81.23   100.00     97.99
NJ                          244       56,229,545           3.07      7.511        605     230,449          77.24   100.00     98.27
Other                     5,269      700,753,901          38.27      7.275        621     132,996          81.23   100.00     97.34
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
Remaining Months      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
To Maturity             Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                     324      $44,617,174           2.44%     6.982%       646    $137,707          68.96%  100.00%    92.63%
241 - 360                 9,992    1,786,493,336          97.56      6.946        624     178,792          79.19    99.93     97.39
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
Amortization          Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Type                    Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
15 Yr Fixed                 206      $19,020,951           1.04%     7.407%       630     $92,335          64.56%  100.00%    91.60%
2 YR ARM                  7,548    1,227,224,914          67.02      7.133        614     162,589          79.71    99.90     96.88
2 YR ARM IO               1,504      389,528,962          21.27      6.405        642     258,995          79.92   100.00     99.57
3 YR ARM                    166       32,029,491           1.75      6.513        647     192,949          78.59   100.00     96.63
3 YR ARM IO                  76       21,151,101           1.16      6.247        666     278,304          76.78   100.00    100.00
30 Yr Fixed                 675      111,062,442           6.07      7.036        649     164,537          71.70   100.00     94.94
30 YR FIXED IO               23        5,496,427           0.30      6.865        665     238,975          75.24   100.00    100.00
FIXED 15/30 BLN             118       25,596,223           1.40      6.667        658     216,917          72.23   100.00     93.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                      Distribution by Initial Periodic Cap

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
Initial Periodic      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Cap                     Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.51 - 3.00%              9,294   $1,669,934,467          91.20%     6.940%       622    $179,679          79.70%   99.93%    97.55%
N/A                       1,022      161,176,043           8.80      7.015        649     157,706          71.06   100.00     94.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
                      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Periodic Cap            Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     9,294   $1,669,934,467          91.20%     6.940%       622    $179,679          79.70%   99.93%    97.55%
N/A                       1,022      161,176,043           8.80      7.015        649     157,706          71.06   100.00     94.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
Months To Rate        Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Reset                   Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                        1          $97,119           0.01%     7.125%       686     $97,119          80.00%  100.00%   100.00%
13 - 24                   9,051    1,616,656,756          88.29      6.958        621     178,616          79.76    99.93     97.53
25 - 36                     242       53,180,592           2.90      6.407        655     219,755          77.87   100.00     97.97
N/A                       1,022      161,176,043           8.80      7.015        649     157,706          71.06   100.00     94.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
Life                  Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Maximum Rate            Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below            1,474     $383,204,031          20.93%     5.610%       655    $259,976          75.65%  100.00%    97.97%
12.00 - 12.49%            1,026      229,614,960          12.54      6.257        636     223,796          77.45   100.00     97.11
12.50 - 12.99%            2,138      414,484,822          22.64      6.760        624     193,866          79.71    99.71     97.66
13.00 - 13.49%              965      159,325,965           8.70      7.246        616     165,105          81.23   100.00     96.15
13.50 - 13.99%            1,479      219,812,357          12.00      7.732        603     148,622          83.21   100.00     97.82
14.00 - 14.49%              520       72,499,696           3.96      8.245        592     139,422          84.35   100.00     96.02
14.50 - 14.99%              839      110,355,494           6.03      8.730        577     131,532          84.72   100.00     98.46
15.00 - 15.49%              284       29,149,313           1.59      9.250        570     102,638          82.67   100.00     97.64
15.50 - 15.99%              343       33,127,474           1.81      9.706        562      96,582          81.82   100.00     98.37
16.00% & Above              226       18,360,355           1.00     10.613        549      81,241          79.88   100.00     99.47
N/A                       1,022      161,176,043           8.80      7.015        649     157,706          71.06   100.00     94.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                             Distribution by Margin

                                                       Pct.       Weighted   Weighted                 Weighted
                                                     Of Pool        Avg.       Avg.       Avg.          Avg.        Pct.      Pct.
                      Number of     Principal      By Principal    Gross     Current    Principal     Combined      Full     Owner
Margin                  Loans        Balance         Balance       Coupon      FICO      Balance    Original LTV    Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             6,612   $1,289,832,059          70.44%     6.518%       634    $195,074          78.40%   99.91%    97.26%
5.00 - 5.49%                809      132,290,125           7.22      7.761        604     163,523          87.18   100.00     98.13
5.50 - 5.99%                756      116,397,546           6.36      8.267        587     153,965          86.61   100.00     99.26
6.00 - 6.49%                578       70,155,651           3.83      8.778        562     121,377          81.01   100.00     98.36
6.50 - 6.99%                314       39,069,307           2.13      9.114        537     124,425          75.09   100.00     98.12
7.00 - 7.49%                121       14,897,650           0.81      9.670        538     123,121          76.94   100.00     96.80
7.50 - 7.99%                 91        6,418,018           0.35     10.604        544      70,528          81.40   100.00    100.00
8.00 - 8.49%                 13          874,110           0.05     11.096        564      67,239          84.00   100.00    100.00
N/A                       1,022      161,176,043           8.80      7.015        649     157,706          71.06   100.00     94.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   10,316   $1,831,110,510         100.00%     6.947%       624    $177,502          78.94%   99.93%    97.28%
-----------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.